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                                 EXHIBIT 10.19

                       THIRD AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

     THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of March 2, 1998 (the "Amendment"), is entered into among AXIA INCORPORATED, a Delaware corporation ("AXIA"), and its direct subsidiaries, AMES TAPING TOOL SYSTEMS, INC., a Delaware corporation ("ATTS"), TAPETECH TOOL CO., INC., a Delaware corporation ("TapeTech") (AXIA, ATTS and TapeTech, individually, "Borrower" and collectively, "Borrowers"), the lenders ("Lenders") named in the Loan Agreement referred to below, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("ANB"), as agent for Lenders under the Loan Agreement (ANB, in such capacity, being "Agent").

                                   RECITALS:

     A. Borrowers, Lenders and Agent entered into that certain Loan Agreement, dated as of June 27, 1996, as amended by a First Amendment to Loan Agreement, dated as of March 10, 1997, and as further amended by a Second Amendment to Loan Agreement, dated as of September 11, 1997 (the "Loan Agreement").

     B. Borrowers have requested that Agent and Lenders enter into this Amendment in order to amend certain provisions of the Loan Agreement to permit Borrowers to purchase additional Subordinated Notes and Subordinated Note Units.

     C. Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Loan Agreement.

1.   AMENDMENT
     ---------

     1.1 Section 2.7(a) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

          "(a) Borrowers shall apply the proceeds of the Term Loan to the payment of their outstanding indebtedness and the proceeds of the Revolving Credit Loan for working capital and general corporate purposes and to the payment of outstanding indebtedness; provided, however, that not more than $5,000,000 of the proceeds of the Revolving Credit Loan may be utilized for the repayment of indebtedness of AXIA under the Credit Agreement, dated as of March 15, 1994, among AXIA, Banque Indosuez, as agent, and the lenders named therein. In addition to the foregoing, AXIA may apply proceeds of Revolving Credit Advances to the payment of the purchase price of Subordinated Notes or

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     Subordinated Note Units; provided, however, that the maximum amount of proceeds of Revolving Credit Advances which may be utilized for such purpose shall not exceed in the aggregate at any date of determination $16,000,000."

2.   MISCELLANEOUS
     -------------

     2.1 Limited Nature of Amendments. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

     2.2 Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

     2.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

     2.4 Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders as follows: (A) such Borrower has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms; and (C) all representations and warranties of such Borrower contained in the Loan Agreement and all other agreements, instruments and other writings relating thereto are true and complete as of the date hereof.

     2.5 Governing Law. This Amendment shall be construed in accordance with and governed by and the internal laws of the State of Illinois, without giving effect to choice of law principles.

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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

AXIA INCORPORATED                      AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO, as
By:      /s/  Lyle J. Feye             Agent and as Lender
    --------------------------------
    Name:  Lyle J. Feye                By:
    Title:  Vice President                 -------------------------------------
                                          Name:
                                                --------------------------------
AMES TAPING TOOL SYSTEMS, INC.            Title:
                                                 -------------------------------
By:      /s/  Lyle J. Feye
    --------------------------------
    Name:  Lyle J. Feye                THE NORTHERN TRUST COMPANY, as
    Title:  Vice President             Lender

                                       By:
TAPETECH TOOL CO., INC.                    -------------------------------------
                                          Name:
By:      /s/  Lyle J. Feye                      --------------------------------
    --------------------------------      Title:
    Name:  Lyle J. Feye                          -------------------------------
    Title:  Vice President

                                       NATIONAL CITY BANK, as Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

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